SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Fidelity Rutland Square Trust II
(Name of Registrant as Specified In Its Charter)

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IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.proxyvote.com/proxy.

STRATEGIC ADVISERS® CORE FUND
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND
STRATEGIC ADVISERS GROWTH FUND
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND
STRATEGIC ADVISERS SMALL-MID CAP FUND
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND
STRATEGIC ADVISERS VALUE FUND
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND
(THE FUNDS)

SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
245 SUMMER STREET
BOSTON, MASSACHUSETTS 02210
1-800-544-3455 (CORE, GROWTH, SMALL-MID CAP, AND VALUE FUNDS)
1-800-835-5095 (CORE MULTI-MANAGER, GROWTH MULTI-MANAGER, SMALL-MID CAP MULTI-MANAGER, AND VALUE MULTI-MANAGER FUNDS)

INFORMATION STATEMENT

This Information Statement is provided in lieu of a proxy statement by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust), pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) that permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees without obtaining shareholder approval.

This Information Statement is being mailed on or about November 5, 2013 to shareholders of record as of October 15, 2013. This Information Statement is intended to inform you that new sub-advisers have been appointed to your fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

The information contained in this Information Statement relates to the Trustees' approval on September 11, 2013 of the following sub-advisory arrangements:

Fund
Sub-Adviser

Strategic Advisers® Core Fund (Core Fund)	Cornerstone Investment Partners, LLC (Cornerstone)
Strategic Advisers Core Multi-Manager Fund (Core Multi-Manger Fund)
Strategic Advisers Growth Fund (Growth Fund)	Massachusetts Financial Services Company (MFS)
Strategic Advisers Growth Multi-Manager Fund (Growth Multi-Manager Fund)
Strategic Advisers Small-Mid Cap Fund (Small-Mid Cap Fund)
Strategic Advisers Small-Mid Cap Multi-Manager Fund (Small-Mid Cap Multi-Manager Fund)
Strategic Advisers Value Fund (Value Fund)	Robeco Investment Management, Inc. (RIM)
Strategic Advisers Value Multi-Manager Fund (Value Multi-Manager Fund)

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint Cornerstone, MFS, and RIM (the New Sub-Advisers) as additional sub-advisers for each respective Fund and to discuss the terms of each new sub-advisory agreement (the Agreements). This is a joint information statement for multiple series of the Trust. You may not own shares of all funds included in this information statement. Shares of the Core Fund, the Growth Fund, the Small-Mid Cap Fund, and the Value Fund are offered exclusively to certain clients of Strategic Advisers and are not available for sale to the general public. Shares of the Core Multi-Manager Fund, the Growth Multi-Manager Fund, the Small-Mid Cap Multi-Manager Fund, and the Value Multi-Manager Fund generally are available only to employer-sponsored retirement plans for which an affiliate of Strategic Advisers provides record-keeping services.

INTRODUCTION

Strategic Advisers is the Funds' investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Funds. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Funds without a shareholder vote.

Consistent with the SEC Order, the Trustees, including a majority of the Trustees who are not parties to the Agreements or "interested persons" of any such party (the Independent Trustees), appointed each New Sub-Adviser as an additional sub-adviser to each respective Fund and approved each Agreement at an in-person meeting on September 11, 2013. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of each New Sub-Adviser under the terms of each Agreement was in the best interests of each Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of each Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangements.

MANAGEMENT CONTRACT OF THE FUNDS

Strategic Advisers, located at 245 Summer Street, Boston, Massachusetts 02210, is the Funds' investment adviser. Strategic Advisers directs the investments of the Funds in accordance with each Fund's investment objective, polices and limitations pursuant to a management contract that was initially approved by the Board, including a majority of the Independent Trustees, on December 3, 2009 in the case of the Core Fund, on March 4, 2010 in the case of the Growth, Small-Mid Cap, and Value Funds, on September 8, 2011 in the case of the Core Multi-Manager, Growth Multi-Manager, and Value Multi-Manager Funds, and on December 1, 2011 in the case of the Small-Mid Cap Multi-Manager Fund. The management contract for each Fund was approved by the initial sole shareholder on December 29, 2009 for the Core Fund, on June 1, 2010 for the Growth Fund, on June 25, 2010 for the Value Fund, on August 20, 2010 for the Small-Mid Cap Fund, on November 15, 2011 for the Core Multi-Manager, Growth Multi-Manager, and Value Multi-Manager Funds, and on December 19, 2011 for the Small-Mid Cap Multi-Manager Fund. The management contract for each Fund was most recently renewed by the Board on September 11, 2013.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of each Fund. These services include, among others, supervising relations with, and monitoring the performance of, any sub-advisers; preparing all general shareholder communications, including shareholder reports; maintaining the Fund's records; maintaining the registration and qualification of the Fund's shares under federal and state law; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of each Fund and all personnel of each Fund or Strategic Advisers performing services relating to research, statistical and investment activities.

Each Fund pays a monthly management fee to Strategic Advisers (the Management Fee), which is shown in the table below. For each Fund, the Management Fee is calculated by adding Strategic Advisers' annual Management Fee rate and the total fee, payable monthly, to the Fund's sub-advisers based on the Fund's average daily net assets throughout the month and each sub-adviser's allocated portion of the Fund's assets. Each Fund's effective Management Fee may be higher or lower in the future based on factors such as the portion of fund assets managed by sub-advisers and the sub-advisory fee rates of the sub-advisers that may manage a Fund in the future.

Strategic Advisers has contractually agreed to waive its portion of the Management Fee for the Core, Growth, Small-Mid Cap, and Value Funds through the expiration dates shown in the table below. Strategic Advisers has also contractually agreed that the maximum aggregate annual management fee rate of each fund will not exceed the rates shown in the table below. In addition, the Core Fund's management fee is all-inclusive, meaning that Strategic Advisers pays all other operating expenses of the Core Fund, with certain limited exceptions.

Fund	Strategic Advisers' portion of the Management Fee	Maximum Aggregate Annual Management Fee Rate	Management Fee Waiver Expiration Date
Core Fund	0.25%	1.00%	09/30/2016
Core Multi-Manager Fund	0.30%	1.05%	--
Growth Fund	0.25%	0.95%	09/30/2016
Growth Multi-Manager Fund	0.30%	1.00%	--
Small-Mid Cap Fund	0.25%	1.10%	09/30/2016
Small-Mid Cap Multi-Manager Fund	0.30%A	1.15%	--
Value Fund	0.25%	0.70%	09/30/2016
Value Multi-Manager Fund	0.30%	1.00%	--

A Effective January 1, 2013, Strategic Advisers has voluntarily agreed to waive 0.01% of the fund's management fee. This arrangement may be discontinued by Strategic Advisers at any time.

In addition, Strategic Advisers has contractually agreed to reimburse the retail class of Core Multi-Manager, Growth Multi-Manager, Small-Mid Cap Multi-Manager, and Value Multi-Manager Funds to the extent that total operating expenses of the class (excluding interest, certain taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of the class' average net assets, exceed 0.97%, 0.97%, 1.16%, and 0.97%, respectively. These arrangements will remain in effect through July 31, 2015 for the Core Multi-Manager, Growth Multi-Manager, and Value Multi-Manager Funds and through April 30, 2015 for the Small-Mid Cap Multi-Manager Fund.

Strategic Advisers may not discontinue or modify the management fee waiver and expense reimbursement arrangements prior to their expiration dates without the approval of the Board of Trustees. The addition of the New Sub-Advisers will not result in a change to the maximum aggregate annual management fee payable by shareholders or the management fee waiver and expense reimbursement arrangements discussed above.

In addition to the New Sub-Advisers, the following serve as sub-advisers to the Funds:

Fund	Existing Sub-Advisers
Core Fund	AllianceBernstein L.P.; First Eagle Investment Management LLC; Lazard Asset Management LLC; OppenheimerFunds, Inc.; Pyramis Global Advisors, LLC (Pyramis); T. Rowe Price Associates, Inc.
Core Multi-Manager Fund
Growth Fund	ClariVest Asset Management LLC; Morgan Stanley Investment Management Inc.; Pyramis; Waddell & Reed Investment Management Company
Growth Multi-Manager Fund
Small-Mid Cap Fund

Advisory Research, Inc.; Fred Alger Management, Inc. (only with respect to Small-Mid Cap Multi-Manager Fund); Invesco Advisers, Inc.; Kennedy Capital Management, Inc.; Neuberger Berman Management LLC; Pyramis; Systematic Financial Management L.P.

Small-Mid Cap Multi-Manager Fund
Value Fund	Aristotle Capital Management, LLC; Brandywine Global Investment Management, LLC; Cohen & Steers Capital Management, Inc.; LSV Asset Management; Pyramis
Value Multi-Manager Fund

Pyramis is an affiliate of Strategic Advisers.

The following tables show management fees paid by the Funds to Strategic Advisers and sub-advisory fees paid by Strategic Advisers to the Funds' sub-advisers during the fiscal periods ended February 28, 2013 for the Small-Mid Cap and Small-Mid Cap Multi-Manager Funds and May 31, 2013 for the Core, Core Multi-Manager, Growth, Growth Multi-Manager, Value, and Value Multi-Manager Funds.

Fund	Management Fees Paid to Strategic AdvisersA	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the FundA	Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-AdvisersB	Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers as a % of Average Net Assets of the Fund
Core Fund	$17,238,023 *,C	0.19%*,C	$15,236,729	0.16%
Core Multi-Manager Fund	$356,880	0.59%	$161,953	0.27%
Growth Fund	$16,366,521	0.20%	$12,819,300	0.16%
Growth Multi-Manager Fund	$314,285	0.54%	$108,909	0.19%
Small-Mid Cap Fund	$5,133,947	0.20%	$4,829,979	0.19%
Small-Mid Cap Multi-Manager Fund	$292,304	0.73%	$158,859	0.40%
Value Fund	$14,275,195	0.18%	$14,276,552	0.18%
Value Multi-Manager Fund	$68,482	0.52%	$29,308	0.22%

* After reduction of fees and expenses paid by the fund to the Independent Trustees.

A After waiver reducing management fees in the amount of $23,274,704 for the Core Fund, $2,009 for the Core Multi-Manager Fund, $20,338,734 for the Growth Fund, $6,504,009 for the Small-Mid Cap Fund, and $20,111,379 for the Value Fund. Management fees in the amount of $306 for Small-Mid Cap Multi-Manager waived by Strategic Advisers pursuant to voluntary fee waiver.

B Differences between the amount of the management fees paid by the funds to Strategic Advisers and the aggregate amount of subadvisory fees paid by Strategic Advisers to sub-advisers may be due to expense estimates which are accrued in the period to which they relate and adjusted when actual amounts are known.

C After credits reducing management fees in the amount of $236,665.

Fund	Sub-Advisory Fees Paid by Strategic Advisers to Affiliated Sub-AdvisersA	Sub-Advisory Fees Paid by Strategic Advisers to Affiliated Sub-Advisers as a % of Average Net Assets of the Fund
Core Fund	$2,508,682	0.03%
Core Multi-Manager Fund	$16,637	0.03%
Growth Fund	$3,549,044	0.04%
Growth Multi-Manager Fund	$32,198	0.06%
Small-Mid Cap Fund	$304,850	0.01%
Small-Mid Cap Multi-Manager Fund	$14,478	0.04%

A Differences between the amount of the management fees paid by the funds to Strategic Advisers and the aggregate amount of subadvisory fees paid by Strategic Advisers to sub-advisers may be due to expense estimates which are accrued in the period to which they relate and adjusted when actual amounts are known.

SUMMARY OF THE AGREEMENTS WITH THE NEW SUB-ADVISERS

On September 11, 2013, pursuant to the "managers of managers" arrangement, the Board of Trustees approved separate investment advisory agreements with each New Sub-Adviser on behalf of each respective Fund. The terms of each Agreement are substantially similar, except for the sub-advisory fees payable to each New Sub-Adviser. Pursuant to each Agreement, each New Sub-Adviser has day-to-day responsibility for choosing investments for the portion of assets of the respective Fund allocated to it by Strategic Advisers and for voting proxies for that Fund with respect to those investments.

Pursuant to the Agreements, each New Sub-Adviser provides a program of continuous investment management for the portion of the respective Fund's assets allocated to it in accordance with that Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the respective Fund, the Board, or Strategic Advisers may impose. Each New Sub-Adviser will vote the respective Fund's proxies in accordance with the sub-adviser's proxy voting policies as approved by the Board. Strategic Advisers has granted each New Sub-Adviser authority to invest and reinvest the assets of the respective Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to its allocated portion of each respective Fund, Strategic Advisers pays each New Sub-Adviser a monthly asset-based fee out of the Management Fee payable by each Fund.

Each Agreement may be terminated on sixty days' written notice to the respective sub-adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the respective Fund or (ii) by Strategic Advisers. The Agreements are terminable, without penalty, by the sub-adviser upon ninety days' written notice to Strategic Advisers and the Trust. In addition, each Agreement will terminate in the event of the termination of the Management Contract with respect to each Fund. Each Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

INFORMATION ABOUT CORNERSTONE
(CORE FUND AND CORE MULTI-MANAGER FUND)

Cornerstone's main office is located at Phipps Tower, 3438 Peachtree Road NE, Suite 900, Atlanta, Georgia 30326. Cornerstone is not affiliated with Strategic Advisers.

Investment Process

Cornerstone provides investment management services to the funds through the Concentrated 30 strategy. The Concentrated 30 is primarily a fundamental, bottom-up, domestic large-cap core equity strategy. The strategy is based on the belief that stock prices of large companies are more volatile than their underlying fundamentals. This anomaly provides an opportunity to exploit security mispricings. Cornerstone screens an 800 stock investable universe utilizing our proprietary Fair Value model to identify underpriced securities, performing rigorous fundamental research on the most attractive candidates. The resultant portfolio comprises 30 stocks that offer a compelling risk/reward profile.

Portfolio Manager(s)

John Campbell, Chief Investment Officer

John Campbell, CFA, Chief Investment Officer, serves as lead portfolio manager for Cornerstone's portion of each fund's assets, which he has managed since September 2013. Mr. Campbell has served as a Chief Investment Officer since 2005.

Dean Morris, Senior Portfolio Manager

Dean Morris, CFA, serves as a senior portfolio manager for Cornerstone's portion of each fund's assets, which he has managed since September 2013. Mr. Morris has served as a portfolio manager since 2008.

Rick Van Nostrand, Senior Portfolio Manager

Rick Van Nostrand, CFA, serves as a senior portfolio manager for Cornerstone's portion of each fund's assets, which he has managed since September 2013. Mr. Van Nostrand has served as a portfolio manager since 2005.

Cameron Clement, Portfolio Manager

Cameron Clement, CFA, serves as a portfolio manager for Cornerstone's portion of each fund's assets, which he has managed since September 2013. Mr. Clement has served as a portfolio manager since 2008.

Directors and Executive Officers

The following are directors and/or executive officers of Cornerstone. The address of each is Phipps Tower, 3438 Peachtree Road NE, Suite 900, Atlanta, Georgia 30326.

DIRECTORS AND EXECUTIVE OFFICERS
Name	Position
John Campbell	Chief Investment Officer
Cameron Clement	Portfolio Manager
Winthrop Jessup	Independent Director
Wayne Holbrook	Chief Operating Officer/Chief Compliance Officer
Christopher Reynolds	Head of Distribution
Richard Van Nostrand	Senior Portfolio Manager

Cornerstone also acts as investment adviser to other registered investment companies set forth below, which have similar investment objectives as the Core and Core Multi-Manger Funds:

Fund	Net Assets (as of August 31, 2013)
Aston/Cornerstone Large Cap Value Fund	$ 59.2 million

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of Cornerstone.

INFORMATION ABOUT MFS
(GROWTH FUND, GROWTH MULTI-MANAGER FUND, SMALL-MID CAP FUND, SMALL-MID CAP MULTI-MANAGER FUND)

MFS's main office is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is not affiliated with Strategic Advisers.

Investment Process

Growth Fund and Growth Multi-Manager Fund

MFS uses a bottom-up approach to buying and selling investments for the fund. Investments are selected based on fundamental and quantitative analysis. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position and management ability. MFS also uses quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors.

In managing this strategy, MFS focuses on investing the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

Small-Mid Cap Fund and Small-Mid Cap Multi-Manager Fund

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

In managing this strategy, MFS focuses on investing the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

Portfolio Manager(s)

Growth Fund and Growth Multi-Manager Fund

Matthew W. Krummell, Portfolio Manager

Matthew W. Krummell is portfolio manager of MFS' portion of each fund's assets, which he has managed since September 2013. Mr. Krummell is an Investment Officer of MFS and has been employed in the investment area of MFS since 2001.

Small-Mid Cap Fund and Small-Mid Cap Multi-Manager Fund

Thomas H. Wetherald, Portfolio Manager

Thomas H. Wetherald is portfolio manager of MFS' portion of each fund's assets, which he has managed since September 2013. Mr. Wetherald is an Investment Officer of MFS and has been employed in the investment area of MFS since 2002.

Directors and Executive Officers

The following are directors and/or executive officers of MFS. The address of each as it relates to that person's position with MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

DIRECTORS AND EXECUTIVE OFFICERS
Name	Position
Robert J. Manning	Director, Chief Executive Officer and Chairman of the Board of Directors
Michael W. Roberge	Director, President, Chief Investment Officer and Director of Global Research
Thomas A. Bogart	Director
Colm J. Freyne	Director
David A. Antonelli	Vice Chairman
Timothy M. Fagan	Chief Compliance Officer
Armit Kanwal	Executive Vice President and Chief Financial Officer
Mark N. Polebaum	Executive Vice President, General Counsel and Secretary
Robin A. Stelmach	Executive Vice President and Chief Operating Officer
CONTROL PERSONS
Name	Relationship
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Shareholder

MFS also acts as investment adviser to other registered investment companies set forth below, which have similar investment objectives as the Growth and Growth Multi-Manger Funds:

Fund	Net Assets (as of June 30, 2013)
NVIT Multi-Manager Large Cap Growth Fund	$ 1,304.5 million*

* Reflects aggregate fund assets as of June 30, 2013. MFS sub-advises a portion of the fund.

MFS also acts as investment adviser to other registered investment companies set forth below, which have similar investment objectives as the Small-Mid Cap and Small-Mid Cap Multi-Manger Funds:

Fund	Net Assets (as of June 30, 2013)
MFS New Discovery Fund	$ 1,813.1 million
MFS New Discovery Series	$ 901.5 million
MFS New Discovery Portfolio	$ 166.7 million

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of MFS.

INFORMATION ABOUT RIM
(VALUE FUND AND VALUE MULTI-MANAGER FUND)

RIM's main office is located at One Beacon Street, 30th Floor, Boston, Massachusetts 02108. RIM is not affiliated with Strategic Advisers.

Investment Process

In managing its allocated portion of each fund's portfolio, RIM seeks to invest in stocks that it considers to have attractive value characteristics with strong fundamentals, such as a high return on invested capital, and with positive business momentum, such as improving trends and rising earnings and/or a catalyst for improved business outlook. RIM uses both quantitative and qualitative factors in making its stock selections. RIM's goal is to outperform the Fund's benchmark index in falling markets and to keep pace in rising markets while protecting capital.

RIM begins with a quantitative analysis that provides a statistical ranking of the investment universe based on valuation, momentum, and fundamental factors. The research team then applies fundamental analysis to those securities that includes validation of the quantitative analysis and fundamental research, including an in-depth review of the issuer's financials, resulting in a price target and a recommendation. The portfolio management team then constructs the portfolio using such recommendations and risk control parameters, such as diversification among industries and sectors. RIM also establishes a sell discipline for each security in the portfolio based on a target price. RIM also will sell a security if business fundamentals weaken or there is a reversal of an intended catalyst.

Portfolio Manager(s)

Mark Donovan, Co-Chief Executive Officer

Mark Donovan, CFA, Co-Chief Executive Officer, serves as a portfolio manager for RIM's portion of each fund's assets, which he has managed since October 2013. Mr. Donovan has served as head of the large cap equity team and senior portfolio manager since 1995.

David Pyle, Managing Director

David Pyle, CFA, Managing Director, serves as a portfolio manager for RIM's portion of each fund's assets, which he has managed since October 2013. Mr. Pyle has served as a portfolio manager since 2004 and previously as a research analyst in 2000.

Directors and Executive Officers

The following are directors and/or executive officers of RIM. The address of each is One Beacon Street, 30th Floor, Boston, Massachusetts 02108.

DIRECTORS AND EXECUTIVE OFFICERS
Name	Position
Roderick Munsters	Director of RIM and CEO of Robeco
Leni Boeren	Director of RIM and COO of Robeco Group
Martin Mlynar	Director of RIM
Michiel Prinsze	Director of RIM and Senior Legal Counsel of Robeco
Mark Donovan	Co-CEO and Senior Portfolio Manager
Joseph Fenney	Co-CEO and CIO
Matthew Davis	CFO
William Butterly, III	COO, General Counsel and CCO

RIM also acts as investment adviser to other registered investment companies set forth below, which have similar investment objectives as the Value and Value Multi-Manger Funds:

Fund	Net Assets (as of August 31, 2013)
John Hancock Disciplined Value Fund	$ 6,326,458,761
Mercer US Large Cap Value Equity Fund	$ 112,634,825
PACE Large Cap Value Equity	$ 482,282,172

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of RIM.

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENTS

On September 11, 2013, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve the Agreements on the behalf of each respective fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Agreements.

In considering whether to approve the Agreements, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Agreement is in the best interests of each fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which a fund may invest. The Board's decision to approve the Agreements was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within each New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration each fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of each New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each respective fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of each New Sub-Adviser's investment staff, its use of technology, and each New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Advisers' analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered each New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by each New Sub-Adviser under each respective Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of each New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to each fund under the respective Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Agreements, the Board considered the amount and nature of fees to be paid by each fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to each respective New Sub-Adviser and the projected change in each fund's total operating expenses as a result of hiring each respective New Sub-Adviser.

With respect to the Core Fund and the Core Multi-Manager Fund, the Board noted that each fund's maximum aggregate annual management fee rate may not exceed 1.00% and 1.05%, respectively, of each fund's average daily net assets and that the respective Agreements will not result in a change to the maximum aggregate annual management fee payable by each fund. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the Core Fund's management fee through September 30, 2015, and its proposal to extend the management fee waiver through September 30, 2016. In addition, the Board also considered that the 0.25% portion of the management fee paid to Strategic Advisers is all-inclusive and that Strategic Advisers pays the Core Fund's operating expenses, with certain limited exceptions, out of its portion of the management fee. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class of the Core Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.97% of the class' average net assets through July 31, 2015. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the Core Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses, if any) exceed 0.87% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

With respect to the Growth Fund and Growth Multi-Manager Fund, the Board noted that each fund's maximum aggregate annual management fee rate may not exceed 0.95% and 1.00%, respectively, of each fund's average daily net assets and that the respective Agreements will not result in a change to the maximum aggregate annual management fee payable by each fund. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the Growth Fund's management fee through September 30, 2015, and its proposal to extend the management fee waiver through September 30, 2016. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class of the Growth Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.97% of the class' average net assets through July 31, 2015. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the Growth Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses, if any) exceed 0.87% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

With respect to the Small-Mid Cap Fund and Small-Mid Cap Multi-Manager Fund, the Board noted that each fund's maximum aggregate annual management fee rate may not exceed 1.10% and 1.15%, respectively, of each fund's average daily net assets and that each Agreement will not result in a change to the maximum aggregate annual management fee payable by each fund. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the Small-Mid Cap Fund's management fee through September 30, 2015, and its proposal to extend the management fee waiver through September 30, 2016. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class of the Small-Mid Cap Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.16% of the class' average net assets through April 30, 2015. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the Small-Mid Cap Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expense, acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

With respect to the Value Fund and Value Multi-Manager Fund, the Board noted that the fund's maximum aggregate annual management fee rate may not exceed 0.70% and 1.00%, respectively, of each fund's average daily net assets and that each Agreement will not result in a change to the maximum aggregate annual management fee payable by each fund. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the Value Fund's management fee through September 30, 2015, and its proposal to extend the management fee waiver through September 30, 2016. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class of the Value Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.97% of the class' average net assets through July 31, 2015. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the Value Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expense, acquired fund fees and expenses, if any) exceed 0.87% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Based on its review, the Board concluded that each fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that each fund and its shareholders will receive and the other factors considered.

Because each Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by each respective fund, the Board did not consider each fund's investment performance or costs of services and profitability to be significant factors in its decision to approve each Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the funds, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of each fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Advisers, the Board considered management's representation that it does not anticipate that the hiring of each New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the funds during its annual renewal of each fund's advisory agreement with Strategic Advisers. The Board noted that each Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each respective Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each Agreement should be approved because it is in the best interests of the respective fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which each fund may invest. In addition, the Board concluded that the approval of the Agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Funds' investment adviser, is 245 Summer Street, Boston, Massachusetts, 02210.

The principal business address of Fidelity Distributors Corporation (FDC), the Funds' principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

BROKERAGE INFORMATION

The following table shows the aggregate amount of commissions paid to any broker or dealer affiliated with the Funds through the fiscal period ended February 28, 2013 for the Small-Mid Cap and Small-Mid Cap Multi-Manager Funds or through the fiscal period ended May 31, 2013 for the Core, Core Multi-Manager, Growth, and Growth Multi-Manager Funds:

Fund	Broker	Sub-Adviser	Commissions	Percentage of Aggregate Brokerage Commissions
Core Fund	Fidelity Capital Markets (FCM)	Alliance Bernstein L.P.	$ 10,328	0.16%
	FCM	Pyramis	$ 28,373	0.44%
Core Multi-Manger Fund	National Financial Services LLC (NFS)	FMR LLC/ Strategic Advisers	$ 419	0.75%
Growth Fund	Merrill Lynch	Morgan Stanley Investment Management Inc. (MSIM)	$ 10,613	0.29%
	NFS	FMR LLC/ Strategic Advisers	$ 74	0.00%
Growth Multi-Manager Fund	Merrill Lynch	MSIM	$ 61	0.18%
Small-Mid Cap Fund	Alger Inc.	Fred Alger Management, Inc.A	$ 140,251	8.05%
Small-Mid Cap Multi-Manager Fund	Alger Inc.	Fred Alger Management, Inc.	$ 3,592	7.56%

A Sub-Advisory Agreement with Fred Alger Management, Inc. for Small-Mid Cap Fund expired on September 30, 2013.

The Value and Value Multi-Manager Funds did not pay any brokerage commissions to affiliated brokers or dealers for the fiscal period ended May 31, 2013.

OTHER INFORMATION

The following table shows the number of shares of each Fund that were issued and outstanding as of August 31, 2013:

Fund	Shares Outstanding
Core Fund	770,729,445
Core Multi-Manager Fund	5,534,065
Growth Fund	675,713,701
Growth Multi-Manager Fund	5,224,442
Small-Mid Cap Fund	323,799,581
Small-Mid Cap Multi-Manager Fund	3,736,122
Value Fund	590,535,451
Value Multi-Manager Fund	1,285,814

As of August 31, 2013, the Trustees and Officers of the Trust owned, in the aggregate, less than 1% of each Fund's outstanding shares.

To the knowledge of the Trust, substantial (5% or more) record and/or beneficial ownership of each Fund as of August 31, 2013, was as follows:

Fund or Class Name	Owner Name	City	State	Ownership %
Strategic Advisers Core Multi-Manager Fund*	FIMM LLC	Boston	MA	98.70%
Strategic Advisers Core Multi-Manager Fund: Class F	FIMM LLC	Boston	MA	26.02%
Strategic Advisers Core Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2020 Fund	Boston	MA	14.98%
Strategic Advisers Core Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2050 Fund	Boston	MA	10.96%
Strategic Advisers Core Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2035 Fund	Boston	MA	8.11%
Strategic Advisers Core Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2025 Fund	Boston	MA	7.77%
Strategic Advisers Core Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2040 Fund	Boston	MA	7.43%
Strategic Advisers Core Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2045 Fund	Boston	MA	5.09%
Strategic Advisers Growth Multi-Manager Fund*	FIMM LLC	Boston	MA	99.12%
Strategic Advisers Growth Multi-Manager Fund: Class F	FIMM LLC	Boston	MA	29.68%
Strategic Advisers Growth Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2020 Fund	Boston	MA	14.26%
Strategic Advisers Growth Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2050 Fund	Boston	MA	10.42%
Strategic Advisers Growth Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2035 Fund	Boston	MA	7.71%
Strategic Advisers Growth Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2025 Fund	Boston	MA	7.37%
Strategic Advisers Growth Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2040 Fund	Boston	MA	7.05%
Strategic Advisers Value Multi-Manager Fund*	FIMM LLC	Boston	MA	85.19%
Strategic Advisers Value Multi-Manager Fund: Class F	FIMM LLC	Boston	MA	26.28%
Strategic Advisers Value Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2020 Fund	Boston	MA	14.95%
Strategic Advisers Value Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2050 Fund	Boston	MA	10.92%
Strategic Advisers Value Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2035 Fund	Boston	MA	8.08%
Strategic Advisers Value Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2025 Fund	Boston	MA	7.75%
Strategic Advisers Value Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2040 Fund	Boston	MA	7.40%
Strategic Advisers Value Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2045 Fund	Boston	MA	5.07%
Strategic Advisers Small-Mid Cap Multi-Manager Fund*	FIMM LLC	Boston	MA	99.18%
Strategic Advisers Small-Mid Cap Multi-Manager Fund: Class F	FIMM LLC	Boston	MA	41.90%
Strategic Advisers Small-Mid Cap Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2020 Fund	Boston	MA	11.74%
Strategic Advisers Small-Mid Cap Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2050 Fund	Boston	MA	8.62%
Strategic Advisers Small-Mid Cap Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2035 Fund	Boston	MA	6.38%
Strategic Advisers Small-Mid Cap Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2025 Fund	Boston	MA	6.08%
Strategic Advisers Small-Mid Cap Multi-Manager Fund: Class F	Strategic Advisers Multi-Manager 2040 Fund	Boston	MA	5.83%

* The ownership information shown above is for a class of shares of the fund.

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Funds. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210.

Annual Report. For a free copy of a Fund's most recent annual report and semi-annual report, if any, call 1-800-544-3455 (Core Fund, Growth Fund, Small-Mid Cap Fund, and Value Fund) or 1-800-835-5095 (Core Multi-Manager Fund, Growth Multi-Manager Fund, Small-Mid Cap Multi-Manager Fund, and Value Multi-Manager Fund) or write to Fidelity Distributors Corporation at 100 Salem Street, Smithfield, Rhode Island 02917. In addition, you may visit Fidelity's website at www.fidelity.com for a free copy of a prospectus, statement of additional information, annual or semi-annual report, or to request other information.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

The third-party marks appearing above are the marks of their respective owners.

Strategic Advisers is a registered service mark of FMR LLC. © 2013 FMR LLC. All rights reserved.

1.966332.100 SGF-PIS-1013